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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                _______________

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                _______________


          Date of Report (Date of earliest event reported): MAY 6, 2003


                          BRIGHAM EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)


          DELAWARE                  000-22433                  75-2692967
  (State or other jurisdiction     (Commission               (IRS Employer
      of incorporation)            File Number)            Identification No.)


                            6300 BRIDGEPOINT PARKWAY
                            BUILDING TWO, SUITE 500
                              AUSTIN, TEXAS 78730
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (512) 427-3300


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ITEM  9.  REGULATION FD DISCLOSURE (INFORMATION FURNISHED IN THIS ITEM 9 IS ALSO
FURNISHED  PURSUANT  TO  ITEM  12).

     Registrant is furnishing its press release dated May 6, 2003, which announces the Registrant's financial results for the quarter ended March 31, 2003. The text of the press release is attached as Exhibit 99.1 hereto. The full text of the press release other than the text in three paragraphs under the heading "Second Quarter 2003 Results Guidance" is furnished under Item 12. The three paragraphs under the heading "Second Quarter 2003 Results Guidance" are furnished under Item 9.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (c)     Exhibits

The exhibits listed in the accompanying Index to Exhibits are filed or furnished as a part of this Form 8-K.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      BRIGHAM EXPLORATION COMPANY


Date: May 8, 2003                     By: /s/ Eugene B. Shepherd, Jr.
                                          ---------------------------
                                      Eugene B. Shepherd, Jr.
                                      Chief Financial Officer


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                                INDEX TO EXHIBITS

     Item  Number                       Exhibit
     ------------                       -------

         99.1*               Press Release dated May 6, 2003




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